LIMITED WARRANTY DEED

      ANGELES PARTNERS XIV, a California limited partnership, having an address of c/o Insignia Financial Group, Inc., One Insignia Financial Plaza, P.O. Box 1089, Greenville, South Carolina, for valuable consideration paid, grants, with limited warranty covenants, to MID-STATES DEVELOPMENT COMPANY, an Ohio general partnership, 4000 Miller-Valentine Court, P.O. Box 744, Dayton, Ohio 45401, the following real property:


            Situated in the State of Ohio, County of Montgomery, and in the City of Vandalia, and being lot numbered Three
            (3), 70/75 Corporate Center as recorded in Plat Book 107, Page 60 of the plat records of Montgomery Country, Ohio.

Prior instrument references:  Microfiche 85-701A11

      This conveyance is made subject to all legal highways and easements, all restrictions, conditions and covenants of record, all zoning restrictions, and all taxes and assessments not yet payable.

      WITNESS its hand this 22nd day of August, 1995.

Signed and acknowledged in
the presence of:                          ANGELES PARTNERS XIV, a
                                          California limited partnership

/s/Kenneth A. Cobler                      By:   Angeles Realty Corporation II,
/s/Kenneth A. Cobler                            General Partner of Angeles
(Print Name)                                    Partners XIV

/s/Kelley M. Buechler                           By: /s/Robert D. Long, Jr.
/s/Kelley M. Buechler
(Print Name)                                    Its:CAO/Controller

STATE OF SOUTH CAROLINA       )
                              )     SS:
COUNTY OF GREENVILLE          )

      The foregoing deed was acknowledged before me this 22nd day of August, 1995 by /s/Robert D. Long, Jr., the Chief Accounting Officer, Controller of Angeles Realty Corporation II, a California corporation, and general partner of Angeles partners XIV, a California limited partnership, on behalf of said corporation and limited partnership, to be their voluntary act and deed.

                                    /s/Kelley M. Buechler
                                    Notary Public

This document prepared by:
Edward H. Siddens                     11/17/2000
Attorney at Law                     Commission Expiration Date
400 National City Center
Dayton, Ohio 45402